Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[LOGO]

THE ENDOVASCULAR COMPANY

Investor Presentation

Jim Corbett

CEO

Safe Harbor Statement	[LOGO]

Certain matters discussed today or answers that may be given to questions asked could constitute forward-looking statements that are subject to risks and uncertainties relating to ev3’s future financial or business performance. ev3’s actual results could differ materially from those anticipated in these forward-looking statements. The factors that might affect our results are found in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recent periodic report filed with the Securities and Exchange Commission. You can access this report in the SEC’s EDGAR database found at www.sec.gov. Please note that ev3 is under no obligation to update any of the forward-looking statements discussed today.

Who We Are

Catheter-Based Devices for Treating Circulatory and Vascular Disorders

Peripheral Vascular Disorders	Coronary Artery Disease	Neuro Vascular Disease

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

• Radiologists	• Cardiologists	• Neuro Radiologists
• Vascular Surgeons		• Neuro Surgeons
• Cardiologists

How We Are Organized

ev3

2 Operating Divisions	CARDIO PERIPHERAL DIVISION	NEURO VASCULAR DIVISION

1 Sales/Marketing Division	ev3 INTERNATIONAL

Our Technology Focus

	CARDIO PERIPHERAL DIVISION	NEURO VASCULAR DIVISION

DISEASE	• PVD	• Hemorrhagic Stroke
	• Carotid Artery Disease	• Ischemic Stroke
• AMI/SVG

CUSTOMERS	• Radiologists	• Neuro Radiologists
	• Vascular Surgeons	• Neuro Surgeons
• Cardiologists

Extensive Global Presence

[GRAPHIC]

	U.S.	EUROPE	JAPAN	OTHER INT’L	TOTAL
SALES	109	80	10	10	209
Clinical/ Regulatory/ Operations/ Marketing	627	31	16		674
TOTAL	736	111	26	10	883

Accelerating Revenue Growth

[CHART]	[CHART]

ANNUAL	QUARTERLY

$ MILLIONS

Revenue Growth Across Business Units

CARDIO PERIPHERAL	NEURO

[CHART]	[CHART]

TOTAL U.S.	TOTAL INTERNATIONAL

[CHART]	[CHART]

Revenue Growth Across Products

STENTS

[CHART]

THROMBECTOMY & EMBOLIC PROTECTION	PROCEDURAL SUPPORT & OTHER CP

[CHART]	[CHART]

EMBOLIC PRODUCTS	NEURO ACCESS & DELIVERY

[CHART]	[CHART]

Compelling Rationale for Our Strategy

LARGE & GROWING UNDERSERVED/EMERGING MARKETS		COMPETITIVE GAP

[CHART]	• Vascular Disease	SMALL CAP, NARROW FOCUS	[GRAPHIC]	LARGE CAP, CONGLOMERATE
• Stroke Prevention
• Stroke Treatment
PRODUCT BREADTH, GLOBAL PRESENCE

STRIKING OCCLUSIVE DISEASE OVERLAP		OPPORTUNITIES FOR LEVERAGE

[CHART]		• CUSTOMER
• PRODUCT
• GEOGRAPHIC
• TECHNOLOGY

Organic Innovation to Drive Growth

ANNUAL GROWTH	[CHART]

GLOBAL EXPANSION	DIRECT WORLDWIDE SALES FORCE

[GRAPHIC]

DEVELOPMENT & NEW PRODUCT FLOW	R&D New Products	[GRAPHIC]
	Over 90% of Revenue Growth from Products Developed in Last 2 Years	[GRAPHIC]
	20 New Product Launches Since Q4 ‘04	[GRAPHIC]

Large, Growing Addressable Endovascular Device Markets

ev3 CURRENT SHARE– 5% OF ADDRESSABLE MARKETS

[CHART]

GROWTH OPPORTUNITY

KEY DRIVERS

•                  Minimally Invasive Procedures

•                  Aging Population

•                  Improved Outcome

•                  Improved Diagnosis

The PVD Market Opportunity

[GRAPHIC]

Carotid

Renals

Iliac

SFA

Tibial/Lower Leg

[CHART]

GROWTH OPPORTUNITY

KEY DRIVERS

•                  Aging Demographic

•                  Expanding Diabetes Population

•                  Improved Prevention/Diagnosis

•                  Shift from Surgery to Endovascular Procedures

ev3’s Comprehensive Global PVD Product Strategy

[GRAPHIC]

	BROADEST STENT/ PTA PORTFOLIO	THROMBECTOMY/ EMBOLIC PROTECTION

Carotid	• Protégé	• SpideRX
	• Protégé Rx	• MoMa
• Protégé Tapered
• SpideRX SVG
Renals	• Paramount Mini
	• Protégé Bigs	• SpideRX
Iliac	• Primus	• Diver CE
	• Sailor PTA	• X-Sizer
SFA	• Submarine PTA
• Protégé Long
• Protégé EverFlex
Tibial/Lower Leg	• EverFlex BTK
• Amphirion PTA

PROTÉGÉ EverFlex Durability

Up to 5-10 Times More Durable Than Competitive Stents

[CHART]

* Bench testing conducted at ev3. Data on file.

** Tests stopped with no stent fractures.

Test was not intended to be indicative of clinical performance.

•                                          Spiral cell interconnections are constructed to withstand extreme movement

•                                          New wave peak design produces expansion force that resists compression while providing excellent wall apposition

•                                          Multi-step finishing process reduces surface imperfections

•                                          Offers the longest, bare metal stents in the marketplace (up to 150 mm)

The Carotid Stenting Opportunity

THE MARKET

CAROTID PERIPHERAL VASCULAR DISEASE

[CHART]

THE ADVANTAGES

STANDARD OF CARE: SURGERY	STENTING

LIMITATIONS	BENEFITS

Invasive	Minimally Invasive

Requires General Anesthesia	Safe/Well Tolerated

Restricted Patient Population	Large Patient Population

A Powerful Parallel

OPEN HEART SURGERY	CORONARY ANGIOPLASTY

ev3 Carotid Stenting System

STENT

[GRAPHIC]

EMBOLIC PROTECTION

[GRAPHIC]

DEEP CLINICAL			CREATE II
TRIAL EXPERIENCE	PROCAR	CREATE	APPROVED 02/06	SVG

RAPID COMMERCIALIZATION	Protégé, Protégé RX, Protégé Tapered SpideRX	Protégé, Protégé RX, Protégé Tapered SpideRX	SpideRX Carotid	SpideRX

	LAUNCHED IN EUROPE	Q3 ‘06 US LAUNCH PENDING FDA CLEARANCE	Q1 ‘06 US LAUNCH	Q3 ‘06 US LAUNCH PENDING FDA CLEARANCE

Our Carotid Stenting System in Action

[GRAPHIC]

Clinical Trial Momentum

* Pending FDA Clearance

	CREATE PIVOTAL *	CREATE RX	SPIDER SVG*
PRINCIPAL INVESTIGATORS	Dr. Rob Safian Dr. Gary Ansel	Dr. Rob Safian Dr. Gary Ansel	Dr. William O’Neil

TOTAL PATIENTS			747 (Device: 383) (Control: 364)

DEVICE EVALUATED	Spider RX + ProtégéRX	SpiderRX + ProtégéRX	Non Inferiority Compared to Guardwire and Filterwire

30 DAY ENDPOINT (MACCE)	6.2% (1 year: 7.7%)	5.6%	9.1%

COMPETITIVE TRIAL ENDPOINTS	AT 1 Year • SAPPHIRE (Cordis) 11.9% • SECURITY (Abbott) 8.5% • ARCHER (Guidant) 10.2%		AT 30 Days • SAFER (Medtronic Guardwire) 9.6% • TRAP (ev3 TRAP) 12.7% • FIRE (BSC Filterwire) 9.9% • CAPTIVE (Abbott Emboshield) 11.4% • PRIDE (Kensey Nash Triactive) 11.2%

TIMING	Submitted January 2006	• Submitted 510K Sept. 22, 2005 • Approved Q1, 2006

Critical Limb Ischemia – Global Product Strategy

[GRAPHIC]

	BROADEST STENT/ PTA PORTFOLIO	THROMBECTOMY/ EMBOLIC PROTECTION

Iliac	• Sailor PTA
SFA	• Protégé EverFlex
• Submarine PTA
• SpideRX
• Diver CE
• X-Sizer
Tibial/Lower Leg	• EverFlex BTK

• Amphirion PTA

The Neuro Vascular Market Opportunity

20%+ GROWTH

[CHART]

GROWTH OPPORTUNITY

KEY DRIVERS

•                  Large Patient Population

•                  Improved Detection / Diagnosis

•                  Shift from Surgery to Endovascular Procedures

•                  Improving Device Technology

•                  Emerging Segments

•                  Ischemic Stroke

Treating Hemorrhagic Stroke

Broad Portfolio and Unique Solutions

[GRAPHIC]

Hemorrhagic Stroke: A Background

AVM	ANEURYSM

[GRAPHIC]	[GRAPHIC]

Neuro Product Platform/Pipeline

CATEGORY	KEY PRODUCTS	PIPELINE

EMBOLIC COILS	• Sapphire • NXT • Tetris • NEXUS	• NXT • 3G	[GRAPHIC]

LIQUID EMBOLICS	• Onyx AVM • Onyx Aneurysm	• Onyx Aneurysm • HDE Submission Q1 ‘06	[GRAPHIC]

MICROCATHETERS	• Echelon • UltraFlow • Marathon		[GRAPHIC]

OCCLUSION BALLOON SYSTEM	• HyperForm • HyperGlide		[GRAPHIC]

GUIDEWIRES	• Mirage		[GRAPHIC]

NEURO STENTS		• Solo • European Availability ‘07 • HDE ‘07 Anticipated	[GRAPHIC]

ev3’s NexusTM Coil

THE PROBLEM WITH TRADITIONAL COILS

Aneurysm Recanalization

• INCOMPLETE FILL	• COIL COMPACTION	• RE-GROWTH OF ANEURYSM

OUR NEXUSTM SOLUTION

[GRAPHIC]	SUPERIOR DESIGN • Easier Deployment • Increased Mass (99%+) • Better Wall Contact

THE RESULT

SUCCESSFUL, LONG LASTING SOLUTION

The NexusTM Coil Cross Section

[GRAPHIC]

The NexusTM Coil Delivery

[GRAPHIC]

The Leverage of Multiple Platforms

DISEASE OVERLAP	TECHNOLOGY

[GRAPHIC]	[GRAPHIC]

PRODUCT	GEOGRAPHIC

[GRAPHIC]	[GRAPHIC]

Project Launch Momentum

•                  Accelerating New Product Launch Rate

•                  90%+ of Today’s Revenues from Products Developed in Last 2 Years

*                 Pending FDA Clearance

[CHART]

New Product Flow - 2006

* Pending FDA Clearance

[CHART]

Clinical Trial and Submission Progress

Driving Clinical Indications for Commercial Approval and Clinical Data

[CHART]

Senior Management Team

NAME	ev3 POSITION	PAST EXPERIENCE

JIM CORBETT	President & CEO	Boston Scientific, SciMED, Baxter

PAT SPANGLER	CFO	Empi, Medtronic

MATTHEW JENUSAITIS	President, Neuro Division	Boston Scientific, SciMED, Baxter

STACY ENXING SENG	President, Cardio Peripheral Division	Boston Scientific, SciMED, Baxter

PASCAL GIRIN	President, International	Baxter

JEFF PETERS	VP, R&D Cardio Peripheral Division & CTO	SciMED

CECILY HINES	VP, Secretary & Chief Legal Officer	Boston Scientific, SciMED

GREG MORRISON	VP, Human Resources	West Publishing, Pfizer

Diversified, Global Revenues

2005
$134M Revenue

[CHART]	[CHART]

BY MARKET SEGMENT	BY GEOGRAPHY

Target Operating Model

	2004	TARGET

REVENUES	100%	100%

GROSS MARGIN	54%	65-70%

OPERATING EXPENSES
SG&A	119%	30%
R&D	45%	15%
AMORTIZATION	11%	5%
GAIN ON SALES OF ASSETS	(17)%	%

OPERATING MARGIN	(105)%	15-20%

Strategies for Sustainable Growth

BROADEN TECHNOLOGY PLATFORM

GLOBAL EXPANSION IN GEOGRAPHIC MARKETS

CONTINUED PRODUCT DEVELOPMENT AND LAUNCHES

[GRAPHIC]

THE ENDOVASCULAR COMPANY